As filed with the Securities and Exchange Commission on January 27, 2022
Securities Act Registration No. 333-173080
Investment Company Act Registration No. 811-22538

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.☐
Post-Effective Amendment No. 99☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 106
(Check appropriate box or boxes.) ☒

ADVISERS INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

50 S. LaSalle Street
Chicago, Illinois 60603
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (855) 351-4583

Barbara J. Nelligan
50 S. LaSalle Street
Chicago, Illinois 60603

With copy to:
Michael V. Wible
Thompson Hine LLP
41 South High Street, Soute 1700
Columbus, OH 43215-6101

Approximate date of proposed public offering:
It is proposed that this filing will become effective:
☐   Immediately upon filing pursuant to paragraph (b)
☒   On January 28, 2022 pursuant to paragraph (b)
☐   60 days after filing pursuant to paragraph (a)(1)
☐   On (date) pursuant to paragraph (a)(1)
☐   75 days after filing pursuant to paragraph (a)(2)
☐   On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Independent Franchise Partners
US Equity Fund
Ticker: IFPUX
Prospectus
Dated January 28, 2022

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Independent Franchise Partners US Equity Fund
A series of Advisers Investment Trust
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Fund Summary
Independent Franchise Partners US Equity Fund
Investment Objective
The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or the “Fund”) seeks to achieve an attractive long-term rate of return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment)
Independent Franchise Partners US Equity
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of amount redeemed))	None
Redemption fee (as a percentage of amount redeemed)	0.25%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Independent Franchise Partners US Equity
Management Fee[1,2]	0.60%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.68%
1
Restated to reflect current fees.
2
The management fee is 0.80% per annum, discounted according to the total value of the assets managed by the Adviser as described in the Investment Adviser section of this Prospectus. Based on the current combined assets managed by the Adviser, the effective annual rate for the Fund is 0.60%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:
1 Year	3 Years	5 Years	10 Years
96$	$246	$410	$885
You would pay the following expenses if you did not redeem your shares:
1 Year	3 Years	5 Years	10 Years
69$	$218	$379	$847
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 23.67% of the average value of its portfolio.
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Principal Investment Strategies
Independent Franchise Partners, LLP (the “Adviser”) pursues the Fund’s investment strategy by investing in a portfolio of equity securities. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus borrowings for investment purposes) in equity securities of companies deriving a significant portion of their revenue from the U.S.; or with a primary listing on a United States (“U.S.”) stock exchange; or that have their principal place of business or operations in the U.S. Equity securities in which the Fund may invest include common and preferred stocks, securities convertible, or exchangeable into common stocks, warrants, rights to purchase common stocks and sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). The Fund may invest up to 20% of the value of its net assets in non-U.S. equity securities, including equity securities in emerging markets. The Fund may also invest up to 10% of its net assets in cash and cash equivalents.
It is the intention of the Adviser that the Fund’s portfolio will be limited to 20 to 40 securities.
The Fund typically will buy equity securities of franchise (“Franchise”) companies. The Adviser defines a Franchise company to be a business with a high and sustainable return on capital. This generally arises because the company possesses a unique and durable intangible asset (such as a brand, license, patent, or distribution network) that provides a relatively consistent demand for its product or service. Franchise companies tend to exhibit the following characteristics:
•
Durable intangible assets (e.g. brands, licenses, patents);
•
Domestic/international growth potential;
•
Low capital intensity;
•
High free-cash generation;
•
Financial strength: comfortable coverage of fixed charges; and
•
Capable management.
The Adviser may sell a security held by the Fund when one or more of these characteristics change or are no longer applicable to the company.
The Fund may invest in securities with a wide range of market capitalizations.
The Fund is non-diversified, which means it may invest in a smaller number of companies than a diversified fund.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the main risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID-19), epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.
Equity Risk. The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate, at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value. A right carries this risk in that it may expire prior to the market value of the common stock exceeding the price fixed by the right.
Non-diversified Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in a smaller number of securities than a “diversified” fund. Investing in non-diversified funds may result in greater volatility.
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Management Risk. The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual companies will perform as anticipated.
Small and Medium Capitalization Companies. These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.
Foreign and Emerging Market Investment Risk. Foreign investing involves risks not typically associated with US investments, including adverse fluctuations in foreign currency values and adverse political, social and economic developments affecting a foreign country. The foreign securities in which the Fund may invest may be issued by issuers located in emerging markets or developing countries. Emerging markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investing in emerging market countries magnifies the risks inherent in foreign investing. The potential departure of one or more countries from the European Union may have significant political and financial consequences for global markets.
Currency Rate Risk. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Fund’s holdings in foreign securities.
Depositary Receipts Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts, such as ADRs, EDRs and GDRs. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Convertible Securities Risk. The market value of convertible securities fluctuates with changes in interest rates and the market value of the underlying common or preferred stock.
Performance
The following bar chart and table show the performance of the Fund and provide some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by calling 855-223-0437 (toll free) or 312-557-7902.

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Annual Total Return year ended December 31
Return does not reflect redemption fee and would be lower if it did.
Best Quarter:	6/30/2020	20.13%
Worst Quarter:	3/31/2020	-16.94%
The Fund’s fiscal year end is September 30. The Fund’s most recent quarterly return (since the end of the last fiscal year) through December 31, 2021 was 3.56%.
Average Annual Total Returns as of December 31, 2021
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
The before and after-tax returns shown below reflect the application of the redemption fee.
	1 Year	5 Year	10 Year
IFP US Equity Fund (before taxes)	17.58%	16.10%	14.56%
IFP US Equity Fund (after taxes on distributions)	15.67%	13.79%	12.91%
IFP US Equity Fund (after taxes on distributions and redemptions)	11.65%	12.47%	11.78%
Russell 1000 Value (Total Return) Index	25.16%	11.16%	12.97%
After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares.
The Fund’s benchmark for performance comparison purposes is the Russell 1000 Value (Total Return) Index (the “Index”). The Index is a total return index. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual return of this index would be lower.
Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.
Portfolio Management
Investment Adviser
Independent Franchise Partners, LLP
Portfolio Managers
Hassan Elmasry
Lead Portfolio Manager since inception of the Fund in December 2011
Partner of the Adviser
Michael Allison
Portfolio Manager since inception of the Fund in December 2011
Partner of the Adviser
Jayson Vowles
Portfolio Manager since inception of the Fund in December 2011
Partner of the Adviser
Karim Ladha
Member of the investment team since inception of the Fund in December 2011 and Portfolio Manager since January 2015
Partner of the Adviser
Richard Crosthwaite
Member of the investment team and Portfolio Manager since January 2014
Partner of the Adviser
Terence Fisher
Member of investment team since October 2015 and Portfolio Manager since June 2021
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Buying and Selling Fund Shares
Purchase Minimums
Minimum Initial Investment	$3,000,000
Minimum Additional Investment	$250,000
To Buy or Sell Shares
IFP US Equity Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 855-233-0437 (toll free) or 312-557-7902
You can buy or sell shares of the Fund on any business day on which the Fund is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire.
Dividends, Capital Gains, and Taxes
The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
 5

Additional Information on the Fund’s Investment Objective, Strategy, And Risks
Investment Objective
The Fund seeks to achieve an attractive long-term rate of return.
The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Trustees upon 60 days’ prior notice to shareholders.
Strategy
The Adviser pursues the Fund’s investment strategy by investing in a portfolio of equity securities. Consistent with the Fund’s investment objective, the Fund:
•
will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus borrowings for investment purposes) in an actively managed portfolio of equity securities of companies deriving a significant portion of their revenue from the U.S.; or with a primary listing on a US stock exchange; or that have their principal place of business or operations in the U.S.;
•
will invest in the following types of securities: common stocks, preferred stocks, securities convertible or exchangeable into common stocks, warrants, rights to purchase common stocks and sponsored and unsponsored ADRs, EDRs, and GDRs;
•
may invest up to 20% of the value of its net assets in non-U.S. equity securities, including equity securities in emerging markets; and
•
may invest up to 10% of its net assets in cash and cash equivalents.
Shareholders will be given 60 days’ advance notice of any change in the Fund’s policy to invest at least 80% of the value of its assets in U.S. equity securities.
Temporary Defensive Strategy:
From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
Investment Risks
Any investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:
Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID-19), epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.
Equity Risk. The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate, at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. A right carries this risk in that it may expire prior to the market value of the common stock exceeding the price fixed by the right.
 6

Non-diversified Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than would a diversified fund. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to poor performance of a single investment.
Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Small and Medium Capitalization Companies Risk. The Fund may invest a portion of its assets in the securities of companies with small- to medium-sized market capitalizations. The securities of such companies, particularly smaller capitalization companies may be riskier than investments in larger, more established companies. These companies’ stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it may also make them more sensitive to changing market conditions.
Foreign Investment Risk. Foreign investing may involve risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s investment return to fluctuate more than if it held only U.S. securities. The potential departure of one or more countries from the European Union may have significant political and financial consequences for global markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Emerging Market Risk. All of the risks of investing in foreign securities are magnified in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. The potentially smaller size of the securities markets in emerging market countries and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. The availability and reliability of information, particularly financial information, material to an investment decision in emerging market companies may be limited in scope and reliability as compared to information provided by companies in more developed markets. In addition, Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems. Profound social changes and business practices that depart from norms in developed economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered more risky.
Currency Rate Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Depositary Receipts Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts, such as ADRs, EDRs and GDRs, which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Convertible Securities Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.
 7

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information (“SAI”).
Cybersecurity
The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.
Management of the Fund
Investment Adviser
Independent Franchise Partners, LLP, Level 1, 10 Portman Square, London, W1H 6AZ, United Kingdom, manages the day-to-day investment decisions of the Fund and continuously reviews, supervises, and administers the Fund’s investment program. The Adviser is authorized and regulated by the Financial Conduct Authority in the United Kingdom and is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Adviser has been an investment adviser to U.S. and foreign institutions and private funds since June 2009. As of December 31, 2021, the Adviser managed approximately $18.7 billion in assets.
Fund	Management Fee (as % of average daily net assets)[1]
IFP US Equity Fund	0.60%
1Effective October 1, 2021, the Adviser charges the Fund a management fee of 0.80% per annum calculated on the Fund’s average daily net assets, less a scale discount. This scale discount is based on the Adviser’s combined total assets under management and lowers the effective average management fee as assets under management grow, as illustrated in the table below.
 8

While the Adviser’s total assets under management remain above $5 billion, the effective overall annual fee for the Fund will be 0.60%. The Adviser’s total assets under management at the end of each calendar quarter will be used to calculate the effective annual fee to be applied during the next calendar quarter.
Adviser’s Assets Under Management	Scale Discount for Assets in each Range	Net Fee for Assets in each Range after Discount	Effective Overall Annual Fee*
First $1 billion	—	0.80%	0.80%
$1-2 billion	0.10%	0.70%	At $2 billion 0.75%
$2-3 billion	0.20%	0.60%	At $3 billion 0.70%
$3-4 billion	0.30%	0.50%	At $4 billion 0.65%
$4-5 billion	0.40%	0.40%	At $5 billion 0.60%
Above $5 billion	—	—	0.60%
*Prior to October 1, 2021, the Adviser charged the Fund a management fee of 0.84% per annum calculated on the Fund’s average daily net assets, less a scale discount resulting in an effective overall annual fee for the Fund of 0.64%.
For the fiscal year ended September 30, 2021, the annual advisory fee paid by the Fund was 0.64% of average daily net assets.
Disclosure regarding the basis for the Board of Trustees’ re-approval of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser is available in the Fund’s annual report to shareholders for the most recent fiscal period ended September 30.
Portfolio Management
The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio.
Fund	Portfolio Managers
IFP US Equity Fund	Hassan Elmasry, Michael Allison, Jayson Vowles, Karim Ladha, Richard Crosthwaite, Terence Fisher
Mr. Elmasry has an A.B. degree in Economics and a Master’s degree in Business Administration from the University of Chicago and has 38 years of investment experience and has been managing Franchise portfolios since April 2002. Prior to founding the Adviser in 2009, he was Managing Director and lead portfolio manager for Global and American Franchise portfolios at Morgan Stanley Investment Management, which he joined in 1995. Previously, he was at Mitchell Hutchins Asset Management and First Chicago Corporation. Mr. Elmasry is a CFA® charterholder. Mr. Elmasry is a Board member of the Investment Association and a former co-Chair of Human Rights Watch.
Mr. Allison received a Bachelor of Commerce and a post-graduate diploma in Management from the University of Natal and has 25 years of investment experience including managing Franchise portfolios since February 2005. Prior to founding the Adviser in 2009, he was Executive Director and a portfolio manager/research analyst for Global and American Franchise portfolios at Morgan Stanley Investment Management. Before joining Morgan Stanley Investment Management in 2000, Mr. Allison worked at NatWest Markets and Unilever. Mr. Allison is a CFA® charterholder and a Chartered Global Management Accountant (CGMA).
Mr. Vowles received a Bachelor of Commerce and a post-graduate diploma from the University of Natal. He has 21 years of investment experience and has managed Franchise portfolios since August 2003. Prior to founding the Adviser in 2009, Mr. Vowles was Vice President and a portfolio manager/research analyst at Morgan Stanley Investment Management, which he joined in 2003. Previously, he worked at Goldman Sachs and Deloitte & Touche. Mr. Vowles is a CFA® charterholder and a Qualified Chartered Accountant (South African Institute of Chartered Accountants).
 9

Mr. Ladha received a B.A. (Hons) in Philosophy, Politics, and Economics from St John’s College, University of Oxford and an MBA from the University of Chicago and has 15 years of industry experience, including managing Franchise portfolios since May 2011. Prior to joining the Adviser, Mr. Ladha worked at Neptune Investment Management in London. Previously, Mr. Ladha performed both equity and fixed income research at Morgan Stanley Investment Management, including working with the Franchise team. Mr. Ladha is a CFA® Charterholder.
Mr. Crosthwaite received an M.A. in Classics from the University of Cambridge and has 16 years of investment experience, including managing Franchise portfolios since January 2014. Prior to joining the Adviser, Mr. Crosthwaite was a Fund Manager at Legal & General Investment Management. In this role he continued his previous analyst responsibility for the Technology, Media, and Telecommunications sector. Previously, Mr. Crosthwaite was a Senior Equity Research Associate at Sanford C Bernstein Ltd, working with the firm’s Telecoms and European Media teams, following earlier experience working in corporate finance.
Mr. Fisher received a B.Sc. in Accounting and Finance from the London School of Economics and Political Science and has 12 years of industry experience, including being a member of the Franchise investment team since October 2015. Prior to joining the Adviser, Mr. Fisher was a senior associate in the top ranked Accounting and Valuation equity research team at Citigroup. In that role he was responsible for monitoring and analysing the impact of accounting standards on company reporting and valuation. Before joining Citigroup, Terence was a manager at Deloitte. Mr. Fisher is a CFA® Charterholder, a Chartered Accountant and a member of the Institute of Chartered Accountants in England and Wales (ICAEW).
The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts, and ownership of securities in the Fund.
Historical Investment Return of the Adviser’s U.S. Franchise Equity Strategy Composite
The Adviser manages various accounts using the U.S. Franchise Equity Strategy, which employs investment objectives, policies, and strategies substantially similar to those of the Fund. The U.S. Franchise Equity Composite investment return shown below includes all accounts managed by the Adviser using the U.S. Franchise Equity Strategy. The information for the composite is provided to show the past investment return of the Adviser in managing the strategy, as measured against specific market indices. The investment return of the composite does not represent the historical investment return of the Fund and should not be considered a substitute for, or indicative of, the future investment return of the Fund. Future results may differ from past results because of, among other things, differences in brokerage commissions; account expenses, including management fees; the size of positions taken in relation to account size and diversification of securities; timing of purchases and sales; and availability of cash for new investments. In addition, the accounts are not subject to certain investment limitations or other restrictions imposed by the Investment Company Act of 1940, as amended (“the 1940 Act”) and the Internal Revenue Code, or fees and charges assessed by mutual funds, which, if applicable, may have adversely affected the investment return results of the accounts during the period shown. The investment return of the Fund for future periods will vary.
The Adviser provided the information shown below and calculated the investment return information. The rate of return for the accounts includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the accounts are included in the investment return calculations, and the cash and cash equivalents are included in the total assets on which the investment return is calculated. The accounts are valued at least monthly. Results include the reinvestment of dividends and capital gains.
U.S. Franchise Equity Strategy Composite
Performance Returns
For Years Ended December 31
Calendar Year	Composite Return (Net)[1]	Composite Return (Gross)[1]	Russell 1000 Value Index[2]	S&P 500 Index[2]
2021	17.88%	18.62%	25.16%	28.71%
2020	18.97%	19.77%	2.80%	18.40%
2019	35.14%	36.06%	26.54%	31.49%
2018	(7.08)%	(6.45)%	(8.27)%	(4.38)%
2017	20.02%	20.83%	13.66%	21.83%
2016	9.78%	10.53%	17.34%	11.96%
2015	7.50%	8.23%	(3.83)%	1.38%
2014	10.98%	11.73%	13.45%	13.69%
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Calendar Year	Composite Return (Net)[1]	Composite Return (Gross)[1]	Russell 1000 Value Index[2]	S&P 500 Index[2]
2013	26.53%	27.39%	32.53%	32.39%
2012	13.25%	14.03%	17.51%	16.00%
2011	11.76%	12.56%	0.39%	2.11%
2010	17.98%	19.12%	15.51%	15.06%
2009	28.02%	29.57%	19.69%	26.45%
2008	(28.01)%	(26.93)%	(36.85)%	(37.00)%
2007	(2.69)%	(1.26)%	(0.18)%	5.49%
2006	16.37%	18.11%	22.39%	15.79%
2005[3]	5.64%	6.41%	5.25%	5.77%
Average Annual Returns
5 year[4]	16.15%	16.92%	11.16%	18.47%
10 year[5]	14.77%	15.55%	12.97%	16.55%
Since Inception[6]	11.20%	12.20%	8.44%	11.00%
1
The investment returns provided reflect returns for the Morgan Stanley American Franchise Equity Composite for the period June 30, 2005 to May 31, 2009 and the Independent Franchise Partners, LLP (IFP) US Franchise Equity Composite from June 1, 2009 to December 31, 2021. The IFP US Franchise Equity Composite includes one non-fee paying account for the period June 1, 2009 through January 31, 2012, which represented ˂1% of total composite assets as of January 31, 2012. Independent Franchise Partners, LLP claims compliance with the Global Investment Performance Standards (GIPS®). Independent Franchise Partners, LLP has been independently verified for the period June 1, 2009 to May 31, 2021. The verification reports are available upon request. A firm that claims compliance with the GIPS standards must establish policies and procedures for complying with all the applicable requirements of the GIPS standards. Verification provides assurance on whether the firm's policies and procedures related to composite and pooled fund maintenance, as well as the calculation, presentation, and distribution of performance, have been designed in compliance with the GIPS standards and have been implemented on a firm-wide basis. Verification does not provide assurance on the accuracy of any specific performance report. GIPS® is a registered trademark of CFA Institute. CFA Institute does not endorse or promote this organization, nor does it warrant the accuracy or quality of the content contained herein. To receive a list of Independent Franchise Partners, LLP’s composite descriptions and limited distribution pooled fund descriptions and/or a GIPS Report that complies with the GIPS standards, please contact clientservice@franchisepartners.com or write to Independent Franchise Partners, LLP, Level 1, 10 Portman Square, London W1H 6AZ, United Kingdom.
Returns for the Morgan Stanley American Franchise Equity Composite reflect the returns generated by the investment team prior to founding IFP and have been prepared and presented by Morgan Stanley Investment Management (MSIM) in compliance with the Global Investment Performance Standards (GIPS®). The Firm’s investment team managed the strategy at MSIM from June 23, 2005 to June 15, 2009. The investment team at IFP applies the same investment philosophy, research process, and portfolio construction tools as they did when they managed the strategy at MSIM.
Data as of December 31, 2021. Past investment returns are no guarantee of future results. Investment returns reflect average annual rates of return. Periods less than one year are not annualized. The returns shown are quoted in U.S. dollars and include the reinvestment of dividends and income. Net returns are shown after the impact of transaction costs and management fees, applied using the standard model management fee that would have been effective at the time. The impact of fees is applied on a daily, time-weighted, geometric basis. Gross returns do not include the effect of management fees that are deducted from all accounts. The inception date of the IFP US Franchise Equity Composite is June 1, 2009. Long-term return data has been provided for informational purposes only as an indication of the investment team’s record in managing US Franchise portfolios at MSIM.
2
US Franchise portfolios are non-diversified and constructed without regard to a benchmark. For reference purposes, the primary benchmark is the Russell 1000 Value Index, which measures the investment return of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment of the US economy. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Benchmark returns reflect dividends reinvested gross of withholding taxes. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The secondary benchmark is the S&P 500 Index, which is a capitalization-weighted index of 500 U.S. stocks. The benchmark is designed to measure the investment return of the broad domestic U.S. economy through changes in the aggregate market value of 500 stocks representing all major industries. Sources of foreign exchange rates may be different between composites and the benchmark; however, there have not been any material differences to date. Benchmark returns reflect dividends reinvested gross of withholding taxes. You cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.
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3
Returns from June 30, 2005 (original composite inception at MSIM) through December 31, 2005.
4
Returns from January 1, 2017 through December 31, 2021. Returns are annualized.
5
Returns from January 1, 2012 through December 31, 2021. Returns are annualized.
6
Returns from June 30, 2005 (original composite inception at MSIM) through December 31, 2021. Returns are annualized.
Administrator, Distributor, Transfer Agent and Custodian
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. Foreside Fund Officer Services, LLC, 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, provides compliance services and financial controls services for the Fund. Foreside Financial Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101 (“Distributor”), distributes shares of the Fund.
Your Account
Pricing Your Shares
When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received.
Calculating the Fund’s NAV
The NAV is calculated at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time (“ET”) /3:00 p.m. Central Time (“CT”), on each day that the NYSE is open for business. The NYSE is closed on Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, no NAV is determined on English public holidays, including New Year’s Day, Easter Monday, Early May Bank Holiday (first Monday of May), spring Bank Holiday (June 2, 2022), Platinum Jubilee (June 3, 2022), summer Bank Holiday (last Monday in August), Boxing Day and Christmas Day (December 27, 2022, observed). Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund or a financial intermediary. Only purchase orders received in good order by the Fund before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Fund or a financial intermediary after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.
A purchase, redemption, or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:
•
The account number (if issued) and Fund name;
•
The amount of the transaction, in dollar amount or number of shares;
•
For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;
•
Required signature guarantees, if applicable; and
•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 855-233-0437 (toll free) or 312-557-7902 for more information about documentation that may be required of these entities.
Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Customer Identification Program” as described below.
Valuing the Fund’s Assets
The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. The Fund generally uses pricing services to determine the market value of securities. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. dollar as provided by an approved independent pricing service.
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If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Fair Value Committee, established by the Board of Trustees, will value the Fund’s assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Fair Value Committee may need to price the security using the Fund’s fair value pricing guidelines.
In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s NAV is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its international equity securities.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. While fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
How to Purchase Shares
Shares of the Fund have not been registered for sale outside of the U.S. This prospectus is not intended for distribution to prospective investors outside of the U.S. The Fund generally does not market or sell shares to investors domiciled outside of the U.S., even if the investors are citizens or lawful permanent residents of the U.S. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Fund. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation, or partnership. Investment in the Fund by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Fund.
Shares of the Fund are offered only on a limited basis. Only certain financial intermediaries and investors with whom the Adviser has a relationship, trustee, and officers of the Fund, and employees of the Adviser and its affiliates are eligible to invest in the Fund. You may contact the Adviser at clientservice@franchisepartners.com. You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day which the Fund is open, subject to certain restrictions described below. Purchase requests received in good order by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes early) will be effective at that day’s share price. Purchase requests received in good order by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. The minimum initial investment for the Fund is $3,000,000 and the minimum additional investment is $250,000. The Fund reserves the right to waive these minimums.
Customer Identification Program: Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. The Fund also may ask to see your driver’s license or other identifying documents.
If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.
Purchases Through Financial Intermediaries
You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank, or other financial institution that purchases shares for its customers.
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The Fund may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.
When shares are purchased this way, the financial intermediary may:
•
charge a fee for its services;
•
act as the shareholder of record of the shares;
•
impose other charges, commissions, or restrictions;
•
designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or
•
impose an earlier cut-off time for purchase and redemption requests.
The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT. These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.
Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser or their affiliates.
Fund Direct Purchases
You also may open a shareholder account directly with the Fund. You can obtain a copy of the New Account Application by calling the Fund at 855-233-0437 (toll free) or 312-557-7902 on days the Fund is open for business. You may invest in the following ways:
By Wire
To Open a New Account:
•
Complete a New Account Application and send it to:
IFP US Equity Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
IFP US Equity Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604
•
You must also call 855-233-0437 (toll free) or 312-557-7902 on days the Fund is open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.
•
Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Fund. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the Transfer Agent. Wires must be received prior to 4:00pm ET to receive the current day’s NAV.
•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.
To Add to an Existing Account:
•
Call 855-233-0437 (toll free) or 312-557-7902 on days the Fund is open for business or provide a subsequent purchase Letter of Instruction.
•
Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company Chicago, Illinois
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ABA Routing No. 0710-00152
Northern Trust Account #5201681600
Shareholder Account #IFP1044300 (ex: IFP10443001234567)
Shareholder Name:
By Directed Investment
Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.
•
Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.
•
Reinvestments can only be directed to an existing Fund account.
Other Purchase Information
The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Fund.
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-855-233-0437 (toll free) or 312-557-7902 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
How to Redeem Shares
You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day. The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell, reduced by the redemption fee described below. You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in “Additional Information About Redemptions.” The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account.
Redemption Fee
The Fund will charge a redemption fee of up to 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described below. The redemption fee assessed on your redemption will be the fee in effect at the time you purchased the shares being redeemed and, therefore, may differ from the amount stated in the prospectus at the time of redemption. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, facilitate portfolio management,
 15

eliminate or reduce, so far as practicable, any dilution of the value of the outstanding shares issued by the Fund and compensate the Fund for costs related to portfolio security transactions and other fund expenses incurred as a result of shareholder purchases and redemptions. The redemption fee may be waived in whole or in part for redemptions in kind. This fee does not apply to shares acquired by the reinvestment of dividends or capital gain distributions.
Redemptions Through a Financial Intermediary
If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.
Redeeming Directly from the Fund
If you purchased shares directly from the Fund and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
By Mail
•
Send a written request to:
IFP US Equity Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
IFP US Equity Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604
•
The redemption request must include:
1.
The number of shares or the dollar amount to be redeemed;
2.
The Fund account number; and
3.
The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.
•
A Medallion Signature Guarantee (see below) generally is required but may be waived in certain (limited) circumstances if:
1.
The proceeds are to be sent elsewhere than the address of record, or
2.
The redemption is requested in writing and the amount is greater than $100,000.
•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.
By Wire
If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account. You may be charged $15 for each wire redemption.
•
Call the Transfer Agent at 855-233-0437 (toll free) or 312-557-7902 for instructions.
•
The minimum amount that may be redeemed by this method is $250.
By Telephone
Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.
•
Call 855-233-0437 (toll free) or 312-557-7902 to use the telephone privilege.
 16

•
If your account is already opened and you wish to add the telephone privilege, send a written request to:
IFP US Equity Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
IFP US Equity Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604
•
The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.
•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.
Neither the Fund, the Transfer Agent nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Fund, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or digitally recording telephone instructions. The Fund may terminate use of the telephone procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.
Medallion Signature Guarantee
Some circumstances may require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.
An original Medallion Signature Guarantee is generally required, but may be waived in certain (limited) circumstances if any of the following applies:
•the redemption is requested in writing and the amount redeemed is greater than $100,000;
•information on your investment application has been changed, including the name(s) or the address on your account or the name or address of a payee, within 30 days of your redemption request;
•proceeds or shares are being sent/transferred from a joint account to an individual’s account; or
•proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.
If your written request is for redemption greater than $5 million, call 855-233-0437 (toll free) or 312-557-7902 for Medallion Signature Guarantee requirements.
Additional Information About Redemptions
The Fund typically expects that it will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within three (3) business days. If you are redeeming shares that have been purchased via ACH, the Fund may hold redemption proceeds until the purchase amount has
 17

been collected, which may be as long as five (5) business days after purchase date. To eliminate this delay, you may purchase shares of the Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment of redemption proceeds. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.
At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Redemption-in-kind proceeds are distributed to the redeeming shareholder based on a weighted-average pro rata basis of a fund’s holdings. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. The Fund intends to pay redemptions of less than $50 million in cash. As with any security, a shareholder will bear taxes on any capital gains from the sale of a security redeemed in kind. In addition, a shareholder will bear any market risk with a security until it is sold. Shareholders may incur brokerage charges and other transaction costs in connection with selling securities received as a payment in-kind.
Accounts with Low Balances
The Fund reserves the right to redeem your shares and close your account if redemption activity brings the value of your account in the Fund below $3,000,000 or such other minimum amount as the Fund may determine from time to time. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. An involuntary redemption constitutes a sale.
You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may purchase additional shares to increase the value of your account to the minimum amount within the 30-day period. Each share of the Fund is also subject to involuntary redemption at any time if the Board of Trustees determines to liquidate the Fund.
Market Timing Policy
The Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because the Fund may invest a portion of its assets in foreign securities, investors may seek to take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established but before the NAV calculation, that are likely to result in higher prices in foreign markets the next day. The market-timer would then redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, realizing a quick profit at the expense of long-term Fund shareholders.
Excessive short-term trading may (1) require the Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause the Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Fund periodically examines transactions that exceed monetary thresholds or numerical limits within certain time periods. If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur related to the rejected purchases. Alternatively, the Fund may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions. The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Fund believes it is acting in a manner that is in the best interests of shareholders.
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Financial intermediaries may establish omnibus accounts with the Fund through which they place transactions for their customers. Omnibus accounts include multiple investors and typically provide the Fund with a net purchase or request. The identity of individual investors ordinarily are not known to or tracked by the Fund. The Fund will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.
The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Fund may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees.
For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.
Additional Compensation to Financial Intermediaries
The Adviser may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund. These additional payments generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Payments generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.
Dividends and Distributions
Fund Policy
The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.
If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election may be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.
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Taxes
Distributions
The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.
Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of the Fund’s distributions could vary in any given year.
The Fund will mail to each shareholder after the close of the calendar year an Internal Revenue Service Form 1099 setting forth the federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.
For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income although certain distributions of qualified dividend income paid to a non-corporate US shareholder may be subject to income tax at the applicable rate for long-term capital gain.
Distributions of net realized capital gains (that is, the excess of the net realized gains from the sale of investments that the Fund owned for more than one year over the net realized losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gains will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.
Distributions of net realized short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders at ordinary income tax rates. Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.
If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”
Selling Shares
Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at preferential income tax rates. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and exchanges and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
Backup Withholding
By law, you may be subject to backup withholding (currently at a rate of 24%) on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a US person (including a US resident alien). You also may be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of your distributions or proceeds. You should be aware that the Fund may be fined by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.
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Tax Status for Retirement Plans and Other Tax-Deferred Accounts
When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Medicare Tax
An additional 3.8% Medicare tax may be imposed on distributions you receive from the Fund and gains from selling, redeeming or exchanging your shares.
Shareholder Reports and Other Information
The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at 855-233-0437 (toll free) or 312-557-7902 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.
Financial Highlights
The financial information about the Fund below is intended to help you understand the Fund’s financial performance for the last five fiscal years Certain information reflects financial results for a single Fund share outstanding during the period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and excludes redemption fees). The information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report for the period ended September 30, 2021, which is available upon request.
 21

Advisers Investment Trust
Independent Franchise Partners US Equity Fund
Financial Highlights
For the years ended September 30, 2021, 2020, 2019, 2018 and 2017
	Independent Franchise Partners US Equity Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$19.72	$18.67	$18.55	$17.66	$16.21
Income (loss) from operations:
Net investment income	0.31	0.37	0.30	0.28	0.23
Net realized and unrealized gains from investments	4.70	2.72	1.06	1.51	1.80
Total from investment operations	5.01	3.09	1.36	1.79	2.03
Less distributions paid:
From net investment income	(0.30)	(0.37)	(0.31)	(0.24)	(0.22)
From net realized gains on investments	(2.17)	(1.68)	(0.93)	(0.66)	(0.36)
Total distributions paid	(2.47)	(2.05)	(1.24)	(0.90)	(0.58)
Increase from redemption fees	—(a)	0.01	—(a)	—(a)	—(a)
Change in net asset value	2.54	1.05	0.12	0.89	1.45
Net asset value, end of year	$22.26	$19.72	$18.67	$18.55	$17.66
Total return(b)	27.34%	17.50%(c)	8.67%	10.34%	12.99%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$2,027,325	$1,677,925	$2,128,522	$2,125,045	$1,929,030
Ratio of net expenses to average net assets	0.72%	0.76%	0.76%	0.76%	0.77%
Ratio of net investment income to average net assets	1.42%	1.49%	1.62%	1.54%	1.42%
Ratio of gross expenses to average net assets	0.72%	0.76%	0.76%(d)	0.76%(d)	0.77%
Portfolio turnover rate(e)	23.67%	43.46%	37.99%	38.63%	30.72%

(a)	Redemption fees were less than $0.005 per share.
(b)	Total return excludes redemption fees.
(c)	During the period, the Adviser reimbursed the fund for a loss realized in connection with a trade error. Such payment represented 0.02% to the Fund's total return.
(d)	During the years shown, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover rate includes applicable corporate action activity and securities trading as a result of investor subscription and redemption activity.
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Independent Franchise Partners US Equity Fund
(Series of the Advisers Investment Trust)
Privacy Policy
Safeguarding Privacy
We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Independent Franchise Partners US Equity Fund.
Information We Collect and Sources of Information
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:
•
Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);
•
Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and
•
Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.
Information We Share With Service Providers
We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.
Information We May Share With Affiliates
If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.
Safeguarding Customer Information
We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.
We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.
We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.
We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.
We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Independent Franchise Partners US Equity Fund or anytime we make a material change to our privacy policy.

Investment Adviser
Independent Franchise Partners, LLP
Level 1, 10 Portman Square
London, W1H 6AZ
United Kingdom
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker
Chicago, Illinois 60606
Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101
Distributor
Foreside Financial Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
For Additional Information, call
855-233-0437 (toll free) or 312-557-7902

To Learn More
Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders. The Fund’s annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s investment return during its last fiscal year.
To obtain free copies of the Fund’s SAI, Annual and/or Semi-Annual Reports, other information about the Fund and for other shareholder inquiries, call the Fund at 855-233-0437 (toll free) or 312-557-7902 (between the hours of 8:30 a.m. and 7:00 p.m. Eastern time) or write to the Fund at:
IFP US Equity Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
You also may visit the Fund on the web at www.franchisepartners.com/funds. To obtain free copies of the Fund’s Annual and/or Semi-Annual Reports and other information about the Fund, please contact the Adviser at clientservice@franchisepartners.com or the Northern Trust Company at the telephone number and address provided above. Due to the nature of the Fund’s shareholder base and the minimum investment required to open an account, free copies of the Fund’s SAI may be obtained only by calling or writing to The Northern Trust Company at the telephone number and address provided above.
You may obtain reports and other information about the Fund on the EDGAR Database on the U.S. Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act #811-22538

INDEPENDENT FRANCHISE PARTNERS
US EQUITY FUND
A Series Of Advisers Investment Trust
Ticker: IFPUX
STATEMENT OF ADDITIONAL INFORMATION
January 28, 2022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the Independent Franchise Partners US Equity Fund dated January 28, 2022. A copy of the prospectus can be obtained at no charge by writing to the transfer agent, The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766, or by calling 855-233-0437 (toll free) or 312-557-7902. The Fund’s prospectus (“Prospectus”) is incorporated by reference into this SAI.

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Description of the Trust and the Fund
Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Third Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated September 16, 2021. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. The Trust is an open-end registered investment company. The Trust Agreement permits the Board of Trustees (the “Trustees” or the “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. This Statement of Additional Information relates to the Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or the “Fund”), a non-diversified series of the Trust. The investment adviser to the Fund is Independent Franchise Partners, LLP (the “Adviser”). The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected. In the case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive, as a class, a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are born by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent. Because the Fund is non-diversified, it may invest a larger portion of its assets in a limited number of companies. As a result, a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological, or regulatory occurrence than the portfolio of a diversified fund.
Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.
For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Pricing Your Shares” in the Prospectus and “Determination of Share Price” in this SAI.
Additional Information About the Fund’s Investments
Investment Strategies and Risks
All principal investment strategies and risks are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make, some of the techniques the Fund may use, and the risks related to those techniques and investments. Additional non-principal strategies and risks also are discussed here.
Equity Securities
Equity securities consist of common stock, preferred stock, securities convertible into common and preferred stock, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond the control of the Adviser. As a result, the return and net asset value (“NAV”) of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.
Foreign Securities and Emerging Markets Investment Risk
Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social, and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.
The foreign securities in which the Fund may invest may be issued by issuers located in emerging markets or developing countries. Compared to the United States and other developed countries, emerging markets and developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Foreign accounting in emerging markets may be less transparent than US accounting practices and foreign regulation may be inadequate or irregular. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.
In addition, the securities of emerging markets or developing countries may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect the prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed countries.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries and the Fund may have difficulty enforcing contractual obligations.
Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.
The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered more risky.
The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume, and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. The limited liquidity of securities markets in emerging countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the United States Securities and Exchange Commission (the “SEC”). Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.
Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.
Certain European countries in which the Funds may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The potential departure of one or more countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Currency Transactions
The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
Depositary Receipts
The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR, or GDR. Unsponsored ADRs, EDRs, and GDRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these depositary receipts generally bear all the costs of the ADR, EDR, or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in EDRs and GDRs.

Rights
Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.
Certificates of Deposit and Bankers’ Acceptances
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Commercial Paper
The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. The Fund may only invest in commercial paper rated at least “Prime-2” or better by Moody’s or rated “A-2” or better by S&P or, if the security is unrated, the Adviser determines that it is of equivalent quality.
Convertible Securities
Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.
The Fund does not expect to purchase convertible securities but may receive such securities as a distribution pursuant to a merger or other corporate event involving one of its portfolio holdings.
Illiquid and Restricted Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are any investment that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation for an indefinite period of time. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.
Illiquid securities may include, among other things, (i) private placements or restricted securities (i.e. Rule 144A securities and Section 4(2) commercial paper) subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)); (ii) securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers) (iii) repurchase agreements maturing in more than 7 calendar days; (iv) private equity investments; and (v) OTC options and other derivative securities
A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation.
Under procedures adopted by the Trust’s Board, the Adviser has designated a Liquidity Team to assess the liquidity risk of each individual Fund based on factors specific to that fund. In making this determination, the Adviser’s Liquidity Team will consider, as it deems appropriate under the circumstances and among other factors: (i) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund; (ii) the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the use of borrowings for investment purposes (whether from a bank or through financing transactions such as repurchase agreements and short sales); (iv) the use of derivatives; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and (v) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.
The Trust procedures require the Adviser’s Liquidity Team to classify the liquidity of portfolio investments (including derivative positions) based on the number of days in which the Adviser reasonably expects the investment would be convertible to cash (or sold or disposed of, but not necessarily settled) in current market conditions without significantly changing the market value of the investment, taking into account relevant market, trading and investment-specific considerations. In making this determination, the Liquidity Team may consider the following factors, if applicable, in addition to other factors determined by the Adviser as relevant to a Fund: (i) existence of an active market for the asset, including whether the asset is listed on an exchange, as well as the number, diversity, and quality of market participants; (ii) frequency of trades or quotes for the asset and average daily trading volume of the asset (regardless of whether the asset is a security traded on an exchange); (iii) volatility of trading prices for the asset; (iv) bid-ask spreads for the asset; (v) whether the asset has a relatively standardized and simple structure; (vi) for fixed income securities, maturity and date of issue; (vii) restrictions on trading of the asset and limitations on transfer of the asset; (viii) the size of the Fund’s position in the asset relative to the asset’s average daily trading volume and, as applicable, the number of units of the asset outstanding; and (ix) relationship of the asset to another portfolio asset.
Although the Adviser’s Liquidity Team monitors the liquidity of the securities held in the portfolio, the Board of Trustees oversees and retains ultimate responsibility for the Adviser’s liquidity determinations.
Preferred Stock
Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.
The Fund does not expect to purchase preferred stock but may receive such securities as a distribution pursuant to a merger or other corporate event involving one of its portfolio holdings.
Temporary Defensive Position
From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.

Warrants
Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. The Fund does not invest in warrants but may receive them pursuant to a corporate event involving one of its portfolio holdings.
Fund Operations
Operational Risk. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers. The occurrence of any of these failures, errors, or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
Information Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing, or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede security trading, or subject the Fund to regulatory fines, financial losses, and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.
Investment Restrictions
Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).
1.
Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Advisers Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
2.
Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.
3.
Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
4.
Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or repurchase agreements with respect thereto.

5.
Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
6.
Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities.
7.
Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities, or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities. With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.
Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation, or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation, or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.
Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations—Fundamental” above).
1.
Pledging. The Fund will not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental investment limitations (1) above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge, or hypothecation of assets for purposes of this limitation.
2.
Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.
3.
Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.
4.
Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Shares of the Fund
The Fund offers one class of shares. The shares are offered at NAV without any up-front sales charge.
How to Purchase Shares
Shares of the Fund are offered only on a limited basis. Only certain financial intermediaries and investors with whom the Adviser has a relationship, Trustees and officers of the Fund, and employees of the Adviser and its affiliates are eligible to invest in the Fund. You may contact the Adviser at clientservice@franchisepartners.com. You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day which the Fund is open, subject to certain restrictions described below. Purchase requests received in good order by the Fund or a financial intermediary before 4:00 p.m. Eastern Time (“ET”)/3:00 p.m. Central Time (“CT”) (or before the New York Stock Exchange (“NYSE”) closes, if it closes early) will be effective at that day’s share price. Purchase requests received in good order by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. The minimum initial investment for the Fund is $3,000,000 and the minimum additional investment is $250,000. The Fund reserves the right to waive these minimums.
How to Redeem Shares
You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or an authorized financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or an authorized financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.
The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell, reduced by the redemption fee described below. You may receive proceeds from the sale by check, bank wire transfer, or direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in “Additional Information About Redemptions.” The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account.
Redemption Fee
The Fund will charge a redemption fee of up to 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described below. The redemption fee assessed on your redemption will be the fee in effect at the time you purchased the shares being redeemed and, therefore, may differ from the amount stated in the prospectus at the time of redemption. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, facilitate portfolio management, eliminate or reduce, so far as practicable, any dilution of the value of the outstanding shares issued by the Fund and compensate the Fund for costs related to portfolio security transactions and other fund expenses incurred as a result of shareholder purchases and redemptions. The redemption fee may be waived in whole or in part for redemptions in kind. This fee does not apply to shares acquired by the reinvestment of dividends or capital gain distributions.
Additional Information About Redemptions
The Fund typically expects that it will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within three (3) business days. If you are redeeming shares that have been purchased via ACH, the Fund may hold redemption proceeds until the purchase amount has been collected, which may be as long as five (5) business days after purchase date. To eliminate this delay, you may purchase shares of the Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment of redemption proceeds. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.
At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. The Fund currently intends to pay redemptions of less than $50 million in cash.

Additional Purchases
Generally, all purchases must be made in cash. However, the Fund reserves the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board of Trustees. If payment is made in securities, the Fund will value the securities in the same manner in which it computes its NAV.
Management of the Fund
The Board of Trustees
The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Board generally meets four times a year to review the progress and status of the Trust. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.
Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Robert Gordon Year of Birth: 1961	Trustee	Indefinite/ January 2022 to present	Independent Director, VAM Funds Luxembourg 2018 to present; Independent Director, Anchor Capital Advisors 2020 to present; Independent Director, Trust Company of Illinois 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management 2006 to 2017.	8	VAM Funds Luxembourg, Anchor Capital Advisors, Trust Company of Illinois
D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present.	8	Diamond Hill Funds (10 Portfolios)
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC 2008 to 2017.	8	None
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Independent Trustee, Boston Trust Walden Funds 1992 to present.	8	Boston Trust Walden Funds (10 Portfolios)
1
The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

The following table provides information regarding each officer of the Trust.
Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ August 2017 to present
Senior Vice President,
Global Fund Services Fund
Governance Solutions, The
Northern Trust Company
2018 to Present; Senior Vice
President, Global Fund
Services Product
Management, The Northern
Trust Company 2007
to2018, Vice President of
Advisers Investment Trust
2012 to 2017.
				N/A	N/A
Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/July 2014 to present	Director, Carne Global Financial Services, Inc. 2013 to present.	N/A	N/A
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/ March 2019 to present	Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services) 2016 to present.	N/A	N/A
Deanna Y. Pellack Year of Birth: 1987	Secretary	Indefinite/May 2021 to present
Vice President, Global Fund
Services Fund Governance
Solutions, The Northern
Trust Company 2019 to
present; Second Vice
President, Global Fund
Services Fund Governance
Solutions, The Northern
Trust Company 2014 to
2019; Assistant Secretary of
Advisers Investment Trust
2018 to 2021.
				N/A	N/A
Troy A. Sheets Year of Birth: 1971	Treasurer	Indefinite/ December 2021 to present	Senior Director, Foreside Financial Group, LLC 2016 to present; Treasurer of Advisers Investment Trust 2011 to 2021; Assistant Treasurer of Advisers Investment Trust May 2021 to December 2021.	N/A	N/A
Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/ December 2021 to present	Director, Foreside Fund Officer Services, LLC, 2016 to present; Treasurer of Advisers Investment Trust May 2021 to December 2021.	N/A	N/A
Kara M. Schneider Year of Birth: 1973	Assistant Secretary	Indefinite/May 2021 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2021 to present; Manager, Ultimus Fund Solutions LLC 2017 to 2021.	N/A	N/A

1
The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230. The mailing address of Mr. Jones and Mses. Nelligan, Pellack, and Schneider is 333 S. Wabash Avenue, Chicago, IL 60604.
The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2021.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee
Robert Gordon	None	None
D’Ray Moore	None	$50,001 - $100,000
Steven R. Sutermeister	Over $100,000	Over $100,000
Michael M. Van Buskirk	$50,001 - $100,000	$50,001 - $100,000
Trustee Compensation
The compensation paid to the Trustees for the fiscal year ended September 30, 2021 is set forth in the following table. The Trust has no retirement or pension plans.
Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Trust
Robert Gordon[1]	$0	$0
D’Ray Moore	$19,951	$125,000
Steven R. Sutermeister	$19,951	$125,000
Michael M. Van Buskirk	$19,951	$125,000
1 Mr. Gordon was elected to the Board of Trustees effective January 10, 2022 and therefore did not receive compensation from the Trust for the fiscal year ended September 30, 2021.
Leadership Structure and Board of Trustees
The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Three of the Trustees on the Board are independent of, and not affiliated with, the Adviser or its affiliates. The Chairperson of the Board of Trustees is D’Ray Moore, who is an independent Trustee. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation, and continuing education and annual trustee evaluations. The Board reviews quarterly reports from each of the investment advisers providing management services to the Trust, as well as quarterly reports from the Chief Compliance Officer (“CCO”) and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to each fund in the Trust. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to fulfill their fiduciary and oversight obligations effectively.
The Trustees have delegated day to day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Fund’s CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure and the structure of its committees. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee.
All of the independent Trustees are members of the Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Fund’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Fund’s auditor, CCO, and legal counsel, stay fully informed regarding management decisions. During the fiscal year ended September 30, 2021, the Audit Committee held three meetings.

The Nominating and Governance Committee’s function is to make nominations for membership on all committees. The Nominating and Governance Committee also reviews as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Nominating and Governance Committee makes recommendations for any such action to the full Board. The Nominating and Governance Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Nominating and Governance Committee Chairperson for evaluation. During the fiscal year ended September 30, 2021, the Nominating and Governance Committee held two meetings. All of the independent Trustees are members of the Nominating and Governance Committee.
Board Oversight of Risk
The Fund is subject to a number of risks, including investment, compliance, operational, and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Fund has adopted a formal risk management program and the Board has designated a Risk Officer to provide on-going monitoring and supervision of the Fund’s risk management activities with regular reporting to the Board regarding the Fund’s risk management program. The Risk Officer serves as the chair of the Fund’s Risk Committee and the Risk Committee has responsibility for the Fund’s risk management program, specifically with respect to the effectiveness of governance and risk compliance. The Risk Committee, which, in addition to the Risk Officer, is comprised of representatives of the Adviser along with the President, Treasurer, and CCO of the Trust, will review risk reports from various sources, including the Adviser, Administrator, and other sources. The Risk Committee will address any risk related issues and will escalate such issues through the Risk Officer to the Board, if deemed necessary. The Risk Officer, Risk Committee, Audit Committee, and the Board oversee efforts by management and service providers to manage the risk to which the Fund may be exposed. For example, in addition to meeting with the Risk Officer, the Board meets with portfolio managers and receives regular reports regarding investment and liquidity risks. The Board also meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding Fund operations and risks related to the valuation, and overall financial reporting of the Fund. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Fund is exposed, enabling a dialogue about how management and service providers mitigate those risks.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Fund.
Trustee Attributes
The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Trust. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate, and access information provided to them.
Below is additional information concerning each particular Trustee and his or her attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, or develop solutions.
Robert Gordon has over 35 years of experience in the investment management industry and 20 years serving in a Chief Executive capacity.  His career includes roles at a diversity of investment firms, ranging from large global financial institutions to focused investment management boutiques.  Mr. Gordon brings a broad range of skills to the Trust including investment management, risk oversight, fund administration, and sales and marketing with a particular focus on delivering best practices.  His experience includes familiarity with a broad range of asset classes of equities, fixed income, alternative investments, and derivative products.  In addition to serving as an Independent Director to the Trust, he serves as a board member and adviser to investment management companies both in the US and abroad.

D’Ray Moore worked for a major service provider to investment managers and mutual funds for over 10 years, including as Senior Vice President for European relationship management. Her expertise in mutual fund operations enables Ms. Moore to bring to the Trust a unique perspective on service provider oversight. Ms. Moore’s experience also includes serving as Chairman and independent trustee for other mutual funds and 10 years of experience in banking and financial services, including retail investment sales and sales management.
Steven R. Sutermeister has over 40 years of experience in the financial services industry (with significant experience in the mutual fund industry), including more than 25 years in management, executive management and board experience at other financial institutions. His experience as the Chief Investment Officer of a life insurance company, Director and President of a mutual fund complex, and Director and Audit Committee Chair of a public bank holding company allows him to bring seasoned perspective, insight, and financial acumen to issues and strategies related to the Trust including regulatory relationships, investment risks, and enterprise risk management.
Michael M. Van Buskirk is the former President and Chief Executive Officer of the Ohio Bankers League, a financial trade association. Prior to joining the Ohio Bankers League, Mr. Van Buskirk was a senior executive of a major financial services company. Mr. Van Buskirk’s experience also includes more than 25 years of service as an independent trustee for other mutual funds. He has extensive knowledge of the Trust and its service providers, the creation and distribution of financial products, and the regulatory framework under which the Trust operates.
Code of Ethics
The Trust, the Adviser, and the principal underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. Shareholders may obtain a copy of each Code of Ethics from the Securities and Exchange Commission’s EDGAR web site http://www.sec.gov or by calling the Fund at 855-233-0437 (toll free) or 312-557-7902.
Distribution
Financial Intermediaries
The Fund may authorize certain financial intermediaries to accept purchase and redemption orders on its behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.
The Fund may enter into agreements with financial intermediaries under which the Fund pays the financial intermediaries for services, such as networking, sub-transfer agency, and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with Foreside Financial Services, LLC (the “Distributor”). The Adviser may pay all or a portion of the fees for networking, sub-transfer agency, and/or omnibus accounting at its own expense and out of its legitimate profits.
Payment of Additional Cash Compensation
On occasion, the Adviser may make payments out of its resources and profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of other expenses paid by the Fund.
Additional cash compensation payments may be used to pay financial intermediaries for the following: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as platform access fees); (2) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services.
Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.
In addition to member firms of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Adviser also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and shareholders, such as banks, insurance companies, and plan administrators. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or its affiliates.
The Adviser and its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.
Control Persons and Principal Holders of Securities
Control Persons
As of December 31, 2021, the following persons owned of record 5% or more of the Fund’s outstanding shares. Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.
Shareholder Name, Address	% Ownership
Metropolitan Trans Auth MTA Master Trst 2 Broadway 10th Floor New York, NY 10004	14.36%
Northern Trust as TTEE FBO WK Kellogg Foundation TR P O Box 92956 Chicago, IL 60675	12.30%
Manhattan & Bronx Surface Trans Op Auth 2 Broadway 10th Floor New York, NY 10004	8.75%
Hershey Trust Company Trst Milton Hersey School Trust* P O Box 445 Hershey, PA 170330	10.41%
The Northern Trust Company Custodian Salt River IFP P O Box 92956 Chicago, IL 60675	6.38%
Capinco C/C US Bank NA 1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212	5.94%
*
Beneficial owner with respect to multiple accounts.
Management Ownership
As of December 31, 2021, the Trustees and officers of the Trust owned less than 1% of the Fund.

Investment Advisory and Other Services
The Investment Adviser
Independent Franchise Partners, LLP (the “Adviser”), Level 1, 10 Portman Square, London, W1H 6AZ, United Kingdom, is the investment adviser for the Fund. The Adviser makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2021, the Adviser managed approximately $18.7 billion in assets.
Under the terms of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as it deems appropriate and will furnish the Fund with, or arrange for the Fund to be furnished with, a continuous investment program, consistent with the Fund’s investment objective and policies. As compensation for management services, effective October 1, 2021, the Fund is obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:
Fund	Percentage of Average Daily Net Assets [1,2]
IFP US Equity Fund	0.60%
1
Effective October 1, 2021, the Adviser charges the Fund a management fee of 0.80% per annum calculated on the Fund’s average daily net assets, less a scale discount. This scale discount is based on the Adviser’s combined total assets under management and lowers the effective average management fee as assets under management grow, as illustrated in the table below.
2
Prior to October 1, 2020, the Fund paid the Adviser a management fee of 0.64% of the Fund’s average daily net assets.
While the Adviser’s total assets under management remain above $5 billion, the effective overall annual fee for the Fund will be 0.60%. The Adviser’s total assets under management at the end of each calendar quarter will be used to calculate the effective annual fee to be applied during the next calendar quarter.
Adviser’s Assets Under Management	Scale Discount for Assets in each Range	Net Fee for Assets in each Range after Discount	Effective Overall Annual Fee *
First $1 billion	—	0.80%	0.80%
$1-2 billion	0.10%	0.70%	At $2 billion 0.75%
$2-3 billion	0.20%	0.60%	At $3 billion 0.70%
$3-4 billion	0.30%	0.50%	At $4 billion 0.65%
$4-5 billion	0.40%	0.40%	At $5 billion 0.60%
Above $5 billion	—	—	0.60%
*
Prior to October 1, 2021, the Adviser charged the Fund a management fee of 0.84% per annum calculated on the Fund’s average daily net assets, less a scale discount resulting in an effective overall annual fee for the Fund of 0.64%.
Pursuant to the Advisory Agreement, the Fund recorded investment management fees for the past three fiscal years:
	Net Advisory Fees Paid*	Advisory Fees Waived
2019	$13,882,201	$0
2020	$10,906,679	$0
2021	$12,435,147	$0
The Advisory Agreement continues from year to year, provided that continuance is approved at least annually by the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Advisory Agreement will terminate automatically. A discussion of the Board’s considerations regarding the most recent renewal of the Advisory Agreement is included in the Annual Report to Shareholders dated September 30, 2021.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of average daily net assets. This agreement to waive fees and/or reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Advisory Agreement.
The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.
Value Added Tax Information
The Adviser is domiciled in the United Kingdom (the “UK”) and is registered with the Financial Conduct Authority. As such, the Adviser is subject to the UK Value Added Tax Act 1994 (the “VAT Act”). Pursuant to the VAT Act, UK-registered businesses are required to collect a value added tax (“VAT”) that is levied on most goods and services in the UK. Whether a UK business is liable to charge and collect VAT on behalf of the UK tax authorities depends on the “place of supply” as set out in the VAT Act and applicable regulations. Under current regulations, VAT need not be charged on the management fee paid to the Adviser because the Adviser is providing the services in the United States and, therefore, outside the scope of VAT. However, should the VAT Act or applicable regulations be amended to extend the scope of VAT to cover services provided outside the UK, the Fund may be obligated to pay the tax, which would be treated as a Fund expense.
Portfolio Manager Holdings
Portfolio managers are encouraged to own shares of the Fund they manage. The following table indicates for the Fund the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2021.
Dollar Range of Shares in IFP US Equity Fund
Individual	Title	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Hassan Elmasry	Portfolio Manager							X
Michael Allison	Portfolio Manager	X
Jayson Vowles	Portfolio Manager	X
Karim Ladha	Portfolio Manager	X
Richard Crosthwaite	Portfolio Manager	X
Terence Fisher	Portfolio Manager	X
Please note that, as non-U.S. residents, Michael Allison, Jayson Vowles, Karim Ladha, Richard Crosthwaite and Terence Fisher are unable to invest directly in the Fund, although they do have assets invested in the Franchise strategies through a number of the Adviser’s non-U.S. investment vehicles as of September 30, 2021.
Other Portfolio Manager Information
Each of the portfolio managers is also responsible for managing other account portfolios in addition to the respective Fund which he manages. Management of other accounts in addition to the Fund can present certain conflicts of interest, including those associated with different fee structures and various trading practices. The Adviser has implemented specific policies and procedures to address any potential conflicts.

Hassan Elmasry, Michael Allison, Jayson Vowles, Karim Ladha, Richard Crosthwaite, and Terence Fisher, portfolio managers of the Fund, also collectively manage other accounts. The following table indicates the number of accounts and assets under management (in millions) for each type of account as of September 30, 2021.
	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$ 2,022	0
Other Pooled Investment Vehicles	7	0	$ 6,493	0
Other Accounts	23	0	$ 9,420	0
Portfolio Manager Compensation
Each of the Adviser’s partners is entitled to a share of the Adviser’s annual profits and is required to co-invest at least one third of the profit arising alongside clients in the franchise strategies managed by the Adviser. This remains invested in the franchise strategies for each partner’s full career at the Adviser. Even after retirement or departure from the Adviser, a substantial portion of each partner’s net worth will remain invested in the strategy for a period of up to five years. This structure ensures the direct, long-term alignment of its partners’ interests with the interests of its clients.
Staff remuneration decisions are made by the partners in accordance with the Adviser’s remuneration policy and in the context of the Adviser’s business strategy, objectives and risk tolerance, and the long-term interests of the Adviser. Total compensation for staff is decided annually as a pool amount by the Adviser’s partners, taking into account profits, forecast liabilities, and the long-term capital needs of the business. Part of the pool is set aside for profit share based on the overall net profitability of the Adviser in the year. The Adviser considers it important to pay competitive salaries and consults recruitment agencies to obtain market information on salaries. The Adviser also considers it important to reward performance and incentivize senior employees. Senior employees are those considered by the partners as occupying key roles that contribute to high quality operational and trading risk management.
Trade Allocation
The Adviser manages accounts in addition to the Fund. When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for the Fund because of increased volume of the transaction.
Fund Services
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Administrator (“Administrator”) for the Fund and serves as the Fund’s Transfer Agent, Custodian, and Fund Accounting Agent. The Custodian acts as the Trust’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust’s request and maintains records in connection with its duties. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian and Fund Accounting Agent, and Administrator are paid by the Fund.
For fiscal years ended September 30, 2021, September 30, 2020, and September 30, 2019, the Fund paid the Administrator the following fees:
	Net Fees Paid	Fees Waived
2019	$1,122,191	$29,677
2020	$933,508	$0
2021	$1,091,759	$0
Foreside Fund Officer Services, LLC (“Foreside), located at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230 provides compliance services and financial controls services for the Fund. Services are provided to the Fund pursuant to written agreement between the Trust, on behalf of the Fund, and Foreside. The fees are paid by the Fund.

For fiscal years ended September 30, 2021, September 30, 2020, and September 30, 2019, the Fund paid Foreside Management Services, LLC, Foreside Financial Group, LLC, and Foreside Fund Officer Services, LLC the following fees:
	Net Fees Paid	Fees Waived
2019	$212,718	$0
2020	$164,844	$0
2021	$173,578	$0
Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the Fund pursuant to a written agreement between the Trust, on behalf of the Fund, and Carne, including providing the Risk Officer to the Fund to administer the Fund risk program and oversee the analysis of investment performance and performance of service providers. The fees are paid by the Fund. Pursuant to this agreement, the Fund paid Carne the following fees for the fiscal years ended September 30, 2021, September 30, 2020, and September 30, 2019:
	Net Fees Paid	Fees Waived
2019	$30,000	$0
2020	$30,000	$0
2021	$30,000	$0
Distributor
Foreside Financial Services, LLC (the “Distributor”), a subsidiary of Foreside Financial Group, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers, has no role in determining the Fund’s investment policies or which securities to buy or sell. The Adviser, at its own expense, pays the Distributor a fee for distribution services.
The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. The Trust in its discretion also may issue shares of the Fund otherwise than through the Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to the Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.
Independent Registered Public Accounting Firm
The firm of PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2022. PwC will perform an annual audit of the Fund’s financial statements and provide audit and tax services.
Brokerage Allocation and Other Practices
All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Fund are made by the Adviser. In selecting broker-dealers to use for such transactions, the Adviser will seek to achieve the best overall result for the Fund or “best execution.” This involves considering the nature of the Fund’s orders, and the market in question. The Adviser will use its knowledge, experience, and judgment to execute trades on the Fund’s behalf taking into consideration a range of different factors that include not just price, but also the costs incurred in the transaction and need for timely execution, the liquidity of the market, the size of the order and the nature of the transaction, including whether it is executed on a regulated market or over-the-counter and the ability of the relevant broker to manage complex orders. The Adviser will use knowledge of the Fund’s circumstances and requirements to determine the factors that the Adviser takes into account for the purpose of providing the Fund with “best execution.”

For fiscal years ended September 30, 2021, September 30, 2020, and September 30, 2019, the Fund paid the following brokerage commissions:
2019	$398,654
2020	$371,170
2021	$271,718
The Adviser does not use brokerage commissions to acquire research services from broker-dealers executing portfolio transactions on behalf of the Fund.
Disclosure of Portfolio Holdings
The Fund intends to provide all current shareholders in the Fund a complete schedule of its portfolio holdings no later than 5 business days following each month-end. This information may be sent electronically to email addresses provided on the account application and will be made available to all current shareholders free of charge, upon request by calling the Fund at 855-233-0437 (toll free) or 312-557-7902.
The Fund will disclose portfolio holdings quarterly, in the annual and semi-annual reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e. regardless of whether the shareholder is an individual or institutional investor). The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar, Inc. or Lipper, Inc., in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or other applicable filing with the SEC. The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.
Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time. Additionally, on a monthly basis, investors are provided holdings and other portfolio information. Certain investors and their consultants or agents may receive this information periodically in a specialized format to allow for internal analysis.
The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent, and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Trust’s President and CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Trust’s CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.
Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Adviser, Transfer Agent, Fund Accounting Agent, and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.
Determination of Share Price
The price (NAV) of the shares of the Fund is determined at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET/3:00 p.m. (“CT”), on each day that the NYSE is open for business. The NYSE is closed on the following days: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, no NAV is determined on English public holidays including New Year’s Day, Easter Monday, Early May Bank Holiday (first Monday of May), spring Bank Holiday (June 2, 2022), Platinum Jubilee (June 3, 2022), summer Bank Holiday (last Monday in August), Boxing Day and Christmas Day (December 27, 2022, observed).
Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the NYSE, normally at 4:00 pm ET, each business day on which the share price of the Fund is calculated (as defined in the Fund’s prospectus).
Equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price or last trade price, as applicable, as determined by the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations available from the designated pricing vendor as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Investments in other open-end registered investment companies are valued at their respective NAV as reported by such companies.
Fixed income securities will be valued at the latest quotations available from the designated pricing vendor. These quotations will be derived by an approved independent pricing service based on their proprietary calculation models. In the event that market quotations are not readily available for short-term debt instruments, securities with less than 61 days to maturity may be valued at amortized cost as long as there are no credit or other impairments of the issuer.
In the event an approved pricing service is unable to provide a readily available quotation, the security may be priced by an alternative source, such as a broker who covers the security and can provide a daily market quotation. The appropriateness of the alternative source, such as the continued use of the broker, will be reviewed and ratified quarterly by the Fund’s Fair Value Committee (“FVC”).
Securities for which quotations are (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined to not accurately reflect their value, are valued by the FVC using procedures approved by the Board of Trustees.
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.
Redemption In-Kind
The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Tax Consequences
The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.
The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any Federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.
To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (1) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (2) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of: (i) any one issuer, (ii) two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, (iii) or the securities of certain publicly traded partnerships.
If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.
As a regulated investment company, the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.
The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are U.S. persons that are subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code. Shareholders that are non-U.S. persons, IRAs or other qualified retirement plans should consult their own tax advisors regarding the tax consequences of an investment in the Fund.
Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders at ordinary income tax rates. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meets certain holding period and other requirements. Distributions of taxable net investment income (including qualified dividend income) may be subject to an additional 3.8% Medicare tax as discussed below.
Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20% and may be subject to an additional 3.8% Medicare tax as discussed below. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.
Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November, or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.
Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.
Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of a Fund may be subject to withholding of federal income tax (currently, at a rate of 24%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.
An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2019. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Shareholders should consult their tax advisors about the application of federal, state, local, and foreign tax law in light of their particular situation.

Proxy Voting Policies and Procedures
The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Board of Trustees periodically reviews the Proxy Policy. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Fund and their shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Fund and the Adviser’s interests will be resolved in the Fund’s favor pursuant to the Proxy Policy.
The Adviser’s proxy voting policies and procedures are attached as Appendix A.
MORE INFORMATION. Investors may obtain a copy of the Proxy Policy by writing to the Trust at Independent Franchise Partners Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 855-233-0437 (toll free) or 312-557-7902. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available without charge, upon request, by calling the Trust at 855-233-0437 (toll free) or 312-557-7902 and on the SEC’s website at http://www.sec.gov.
Financial Statements
The audited financial statements, including the financial highlights appearing in the Annual Report to shareholders of the Independent Franchise Partners US Equity Fund, for the fiscal year ended September 30, 2021 are incorporated herein by reference. The Fund will provide the Annual Report without charge at written request or request by telephone.

Appendix A – Independent Franchise Partners, LLP – Voting Policies and Procedures
August 2021
I. Policy Statement
This document describes our policies and procedures for voting at the shareholder meetings of portfolio companies in which we have authority from our clients to vote.
Fulfilling our clients’ investment objectives by being responsible long-term owners of our portfolio companies is at the heart of our mission. We consider voting as our key formal right as a shareholder and as an important means of communication with portfolio companies.
We will use our best efforts to vote at company general meetings for which we receive notice as part of our authority to manage, acquire, and dispose of account assets. We cannot guarantee that we vote at all such meetings and we may be hampered by particular rules relating to the jurisdiction in which the company is located. In addition, for clients who participate in stock lending programmes, we generally will not vote in relation to stock that is out on loan.
We will vote in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). We will not vote if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize us to vote.
Voting Research Services
We utilize the recommendation-based voting advisory services of Institutional Shareholder Services Inc. (“ISS”). ISS is an independent advisory firm that specializes in providing a variety of voting-related services to institutional investors and their clients. The services provided include research, analysis and voting recommendations. While we may review and use the recommendations of ISS in making voting decisions, we are not obligated to follow their recommendations.
II. General Voting Principles
Active stewardship of our clients’ assets is an integral component to the Franchise approach to investing, and we integrate our analysis of governance and our voting activity with our investment goals. We see voting as a valuable tool to encourage companies to enhance long-term shareholder value and provide a high standard of transparency such that equity markets can value corporate assets appropriately.
Key to our investment approach is ensuring the vitality and sustainability of a company’s franchise; therefore, we aim to align our voting decisions with safeguarding the long-term financial health of our portfolio companies and their franchises. This goal provides us with a guiding set of core corporate governance principles that steer our voting decisions.For example, when considering remuneration, we look to ensure that management are incentivised to favour long-term shareholder returns over short-term success and to focus their attentions on areas that will enable their company’s intangible assets to flourish. When considering the Board’s independence level and skillset, we assess whether it is able to provide sufficient oversight and challenge given the importance of those mechanisms in capital allocation, strategic direction and risk management, issues that are vital to the durability of a franchise.
Further, we aim to hold companies to the same standards which we maintain in our own business. For example, in our own company we have noted the benefits of regular auditor rotation such as greater objectivity and the importance of fresh perspectives, and as such we encourage our investee companies to rotate their auditor every ten years.
Please see our Stewardship Policy for more information on our stewardship activities.
III. General Voting Guidelines
We follow this Policy to promote prudent, diligent and consistent voting on behalf of our clients.

The Policy addresses a broad range of issues and provides general voting parameters on company proposals that arise most frequently. We support external international principles of corporate governance and take account of local market standards. In this way, we seek to apply accepted good governance and business practices on behalf of our clients, while also factoring in relevant regional differences. In this document, we have attempted to outline our position on the most common matters that are proposed for voting at company general meetings.
However, details of specific company proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. In following this policy, we may vote in a manner that is not in accordance with the following general guidelines, provided the investment team member responsible for the particular vote consults with the Managing Partner and the decision is consistent with the best interests of our clients and the objective of maximizing long-term investment returns. In the Managing Partner’s absence, the investment team member responsible for the particular vote will confer with the other members of the investment team to make a consensus decision.
The majority of voting resolutions relate to corporate governance matters that are mandated under local stock exchange listing rules, including approval and election of directors, acceptance or receipt of reports and accounts, approval of remuneration and incentive plans, capital allocation, and approval of reorganisations and mergers. Where appropriate, we seek to address our concerns on broader business practices, including the management of social and environmental risks and opportunities, through our voting on resolutions proposed by both shareholders and management.
When we decide to vote against or abstain on management resolutions or support shareholder resolutions opposed by management, we normally contact companies in advance either as part of our ongoing engagement programme or before the annual meeting. This helps us to take a fully informed view and to be transparent with our portfolio companies.
A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:
•
Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion
•
General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights
•
Most proposals related to the conduct of the annual meeting, with the following exception. We generally oppose proposals that relate to the transaction of such other business which may come before the meeting, and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported
•
Shareholder proposals advocating confidential voting procedures and independent tabulation of voting results
B. Board of Directors.
1.
Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may consider whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a)
We consider withholding support from or voting against interested directors if the company’s Board does not meet market standards for director independence, or if otherwise we believe that Board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or NASDAQ rules for most U.S. companies and the UK Corporate Governance Code in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes or vote against the election of directors based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although we will consider lack of board turnover and the need for a fresh perspective as important factors in deciding how to vote on the election of directors.
At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we may have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.
We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b)
Depending on market standards, we consider withholding support from or voting against a nominee who is not independent and who is standing for election as a member of the company’s compensation, nominating, or audit committee.
c)
We consider withholding support from or voting against a nominee if we believe that a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe that the Board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.
d)
We consider withholding support from or voting against a nominee standing for election if the Board has not taken action to implement generally accepted governance practices. For example, in the context of the U.S. market, failure to eliminate a poison pill would be seen as a basis for opposing one or more incumbent nominees.
e)
In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
f)
We believe that investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
g)
We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s Board and Board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
h)
We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than four public company boards (including CEO positions, but excluding investment companies).
2.
Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behaviour for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the Board during the year and may make future shareholder action against the Board difficult to pursue.
3.
Board independence: We generally support shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s Board members be independent directors, and promoting all-independent audit, compensation, and nominating/governance committees.
4.
Board diversity: We support diversity of board membership and consider shareholder proposals urging diversity of board membership with respect to social, gender, religious, or ethnic group.
5.
Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors.
6.
Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.
7.
Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the Board, and otherwise consider the issue based in part on overall takeover defenses at a company.
8.
Failure to act on majority shareholder approved proposals from prior year: We will consider, on a case by case basis, proposals to vote on individual directors, committee members, or the entire Board of Directors in cases where the Board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year.
9.
Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context and oppose proposals to establish cumulative voting. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.)
10.
Separation of Chairman and CEO positions: We prefer separation of Chairman and CEO roles and hence generally will vote in line with that preference. However, we are influenced in part by prevailing practice in particular markets since the context for such a practice varies between different geographies.

11.
Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.
12.
Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.
C. Statutory auditor boards. The Statutory Auditor Board, which is separate from the main Board of Directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate transactions and proxy fights. We evaluate proposals relating to mergers, acquisitions proxy fights and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis and based on the best interests of our clients.
E. Changes in capital structure. We generally support the following:
•
Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold
•
Management proposals to authorize share repurchase plans, except in some cases in which we believe that there are insufficient protections against use of an authorization for anti-takeover purposes
•
Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock
•
Management proposals to effect stock splits
•
Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases
•
Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate or excessive
We generally oppose the following (notwithstanding management support):
•
Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders
•
Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no pre-emptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited
•
Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy)
•
Proposals relating to changes in capitalization by 100% or more. We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern
F. Takeover Defenses and Shareholder Rights.
1.
Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value;

whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
2.
Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.
3.
Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.
4.
Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe that the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
5.
Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
6.
Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G. Auditors. We require companies to change their independent auditors after a maximum tenure of 20 years and for companies to hold a tender for their auditor every 10 years. We do, however, encourage our investee companies to rotate their auditor every ten years. Tenure aside, we generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe that rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H. Executive and Director Remuneration. Our preference is for executive compensation to be linked to business performance and Total Shareholder Returns (TSR), for success to be measured over the medium to long term and for measurement metrics to be focused on those variables that matter most to value creation, most notably Return on Invested Capital and free cashflow. We also encourage key company executives and directors to have a material multiple of their base compensation to be invested in company stock to ensure appropriate alignment with ordinary shareholders. With that as general background, the following specific points are pertinent to our approach to executive and director remuneration:
1.
We generally support the following:
•
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past, or if there are objectionable plan design and provisions
•
Proposals relating to fees to outside directors, provided that the amounts are not excessive relative to other companies in the country or industry and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence)
•
Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest
2.
We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3.
We generally will oppose shareholder proposals requiring shareholder approval of all severance agreements, but we will generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus). We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs) but support such proposals where we consider SERPs to be excessive.
4.
Shareholder proposals advocating stronger and/or particular pay-for performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labour markets, and the company’s current and past practices. While generally we support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive and the impact of the proposal, if implemented as written, on recruitment and retention.
5.
We consider shareholder proposals for advisory votes on pay on a case-by-case basis.
6.
We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
7.
We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were actually not met in light of subsequent restatements.
8.
We generally oppose management proposals to re-price stock options although we will consider them on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
I. Social, Political and Environmental Issues. We consider proposals relating to social, political, and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We typically do not support proposals that impinge on generally accepted management responsibilities.
Regarding climate-related proposals, our climate risk framework sets out the principles we follow when evaluating whether to support such resolutions. We support:
1.
Governance: appropriate oversight, accountability and expertise.
2.
Disclosure: compliance with the Task Force on Climate-related Financial Disclosures (TCFD) principles, including annual reporting to the Carbon Disclosure Project (CDP).1
3.
Targets: Short, medium and long-term targets aligned with 1.5 degrees, including scope 3 greenhouse gas emissions.
4.
Products and services strategy: Appropriate consideration of how climate issues impact strategy.
5.
Physical risk management: Appropriate inclusion of physical risks in risk management processes.
1
CDP is a not-for-profit charity that runs the global disclosure system for investors, companies, cities, states and regions to manage their environmental impacts.
IV. Administration of Policy
The Firm’s partners have overall responsibility for the Policy and they have agreed that the Managing Partner should be responsible for the implementation of the Policy. He makes the key decisions on a day-to-day basis and has final authority in relation to voting, always in accordance with the Client Proxy Standard. Because voting is an investment responsibility and affects shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in voting. Franchise Partners periodically will review and have the authority to amend, as necessary, the Policy and establish and direct voting positions in the best interests of its clients and consistent with the objective of maximizing long term investment returns.
Our administrators have the duty to notify us of all voting events. The Managing Partner delegates to specific investment team members on a case-by-case basis, the responsibility of determining the vote according to this Policy. If the investment team member responsible for the particular vote disagrees with the recommendations of management and/or ISS then they will consult with the Managing Partner to make a decision. In the Managing Partner’s absence, the investment team member responsible for the particular vote will confer with the other members of the investment team to make a consensus decision.

All decisions that are not voted in line with management and/or ISS recommendations are communicated internally to all partners, the investment team, compliance, and operations via a group e-mail. Where the rationale is different from ISS recommendations this is documented by the investment team and records are retained for a period of least 6 years.
The partners will meet at least annually to review and consider changes to the Policy.
Additionally, if the Managing Partner determines that a vote may give rise to a material conflict of interest, he will organise a meeting of the partners and either the Chief Operating Officer or Compliance Manager to review, and recommend a course of action with respect to the conflict(s) in question. A potential material conflict of interest could exist for example if the issuer soliciting the vote is a client of Franchise Partners and the vote is on a matter that materially affects the issuer.
If the Managing Partner, in conjunction with our Compliance function, determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1.
If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the recommendation of ISS provided that no portfolio manager objects to that vote, and the vote is in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which we manage assets and is consistent with the objective of maximizing long-term investment returns.
The Managing Partner will ensure that all voting decisions are documented and maintained for a period of at least 6 years. We will promptly provide a copy of this Policy to any client requesting it. We also, upon client request, promptly will provide a report indicating how each vote was cast with respect to securities held in that client’s account.

PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)	Articles of Incorporation.
(i) Certificate of Conversion, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 58 dated August 7, 2017, is hereby incorporated by reference.
(ii) Third Amended and Restated Agreement and Declaration of Trust dated September 16, 2021 is filed herewith.
(b)	By-Laws.
(i) Registrant’s Second Amended By-Laws dated June 21, 2018, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 72 dated January 28, 2019, is hereby incorporated by reference.
(ii)
Amendment to Registrant’s Second Amended By-Laws dated December 14, 2018, which was filed as an Exhibit to
Registrant’s Post-Effective Amendment No. 72 dated January 28, 2019, is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.
(d)	Investment Advisory Contracts.
(i)
Amended and Restated Investment Advisory Contract between Registrant and Independent Franchise Partners LLP dated
March 31, 2017, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 62 dated January 28, 2018, is hereby incorporated by reference.

(ii)
First Amended Schedule A to the Amended and Restated Investment Advisory Agreement dated December 14, 2017, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 62 dated January 28, 2018, is hereby incorporated by reference.

(iii)
Second Amended Schedule A to the Amended and Restated Investment Advisory Agreement dated October 1, 2020 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 93 dated January 27, 2021, is hereby incorporated by reference.

(e)	Underwriting Contracts.
(i)
Distribution Agreement between Registrant, on behalf of the Fund advised by Independent Franchise Partners, LLP and
BHIL Distributors, LLC, dated July 31, 2016, which was filed as an Exhibit to Registrant’s Post-Effective Amendment
No. 50 dated January 28, 2017, is hereby incorporated by reference.

(ii)
First Amendment to Distribution Agreement dated March 31, 2017, which was filed as an Exhibit to Registrant’s
Post-Effective Amendment No. 62 dated January 28, 2018, is hereby incorporated by reference.

(iii)
Novation of Distribution Agreement between Registrant, on behalf of the Fund advised by Independent Franchise Partners,
LLP and BHIL Distributors, LLC, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 62 dated
January 28, 2018, is hereby incorporated by reference.

(iv) Novation of Distribution Agreement between the Registrant, on behalf of the Fund advised by Independent Franchise Partners, LLP and Foreside Financial Services, LLC is filed herewith.
(v)
Distribution Services Agreement between Independent Franchise Partners, LLP and BHIL Distributors, LLC, dated July 31,
2016, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 50 dated January 28, 2017, is hereby incorporated by reference.

(vi) Form of Dealer’s Agreement, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 72 dated January 28, 2019, is hereby incorporated by reference.
(f)	Bonus or Profit Sharing Contracts. None.
(g)	Custodial Agreement.
(i)
Amended and Restated Custody Agreement between Registrant on behalf of the Fund advised by Independent Franchise
Partners, LLP and The Northern Trust Company dated March 31, 2017, which was filed as an Exhibit to Registrant’s
Post-Effective Amendment No. 62 dated January 28, 2018, is hereby incorporated by reference.

(ii)
First Amendment to Amended and Restated Custody Agreement and Second Amendment to Amended and Restated
Transfer Agency and Service Agreement dated September 11, 2019 which was filed as an Exhibit to Registrant’s
Post-Effective Amendment No. 81 dated January 24, 2020, is hereby incorporated by reference.

(iii)
Amendment to Amended and Restated Custody Agreement dated December 12, 2019 which was filed as an Exhibit to
Registrant’s Post-Effective Amendment No. 81 dated January 24, 2020, is hereby incorporated by reference.

(h)	Other Material Contracts.
(i)
Amended and Restated Transfer Agency and Service Agreement between the Registrant on behalf of the Fund advised by
Independent Franchise Partners, LLP and The Northern Trust Company dated December 14, 2016, which was filed as an
Exhibit to the Registrant’s Post-Effective Amendment No. 50 dated January 28, 2017, is hereby incorporated by reference.

(ii)
Amendment to Amended and Restated Transfer Agency and Service Agreement dated March 31, 2017, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 62 dated January 28, 2018, is hereby incorporated by reference.

(iii)
First Amendment to Amended and Restated Custody Agreement and Second Amendment to Amended and Restated
Transfer Agency and Service Agreement dated September 11, 2019 which was filed as an Exhibit to Registrant’s
Post-Effective Amendment No. 81 dated January 24, 2020, is hereby incorporated by reference.

(iv)
Second Amended and Restated Services Agreement for Trust and Regulatory Governance between Registrant and Foreside
Fund Officer Services, LLC dated September 20, 2018, which was filed as an Exhibit to Registrant’s Post-Effective
Amendment No. 72 dated January 28, 2019, is hereby incorporated by reference.

(v)
First Amendment to Second Amended and Restated Services Agreement for Trust and Regulatory Governance dated
March 7, 2019 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 81 dated January 24, 2020, is hereby incorporated by reference.

(vi)
Expense Limitation Agreement dated January 31, 2017 between Registrant and Independent Franchise Partners, LLP, was
filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 50 dated January 28, 2017, is hereby incorporated by reference.

(vii)
First Amendment to the Expense Limitation Agreement dated March 31, 2017, which was filed as an Exhibit to Registrant’s
Post-Effective Amendment No. 62 dated January 28, 2018, is hereby incorporated by reference.

(viii)
Amended and Restated Fund Administration and Accounting Services Agreement between Registrant on behalf of the Fund advised by Independent Franchise Partners, LLP and The Northern Trust Company dated December 14, 2016, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 50 dated January 28, 2017, is hereby incorporated by reference.

(ix)
Amendment to Amended and Restated Fund Administration and Accounting Services Agreement dated March 31, 2017, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 62 dated January 28, 2018, is hereby incorporated by reference.

(x)
Second Amendment to Amended and Restated Fund Administration and Accounting Services Agreement dated April 2,
2018, was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 72 dated January 28, 2019, is hereby incorporated by reference.

(xi)
Third Amendment to Amended and Restated Fund Administration and Accounting Services Agreement dated
September 20, 2018, was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 72 dated January 28, 2019, is hereby incorporated by reference.

(xii)
Second Amended and Restated Fund Risk Management and Oversight Services Agreement dated September 20, 2018 between Registrant on behalf of the Independent Franchise Partners US Equity Fund, and Carne Global Financial Services
(US) LLC, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 72 dated January 28, 2019, is hereby incorporated by reference.

(i)	Legal Opinion and Consent
(i) Legal Opinion of Thompson Hine LLP, which was filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 1 dated September 7, 2011, is hereby incorporated by reference.
(ii) Legal Consent is filed herewith.
(j)	Other Opinions.
(i) Auditor’s consent is filed herewith.
(k)	Omitted Financial Statements. None.
(l)	Initial Capital Agreements.
(i)
Subscription Agreement between the Registrant and the Initial Investor, which was filed as an Exhibit to
Registrant’s Pre-Effective Amendment No. 1 dated September 7, 2011, is hereby incorporated by reference.

(m)	Rule 12b-1 Plan. None.

(n)	Rule 18f-3 Plan. None.
(o)	Reserved.
(p)	Code of Ethics.
(i) Code of Ethics of the Registrant. Amended Registrant’s Code of Ethics, which was filed as an Exhibit to Registrant’s Amendment No. 22 on August 11, 2014, is hereby incorporated by reference.
(ii)
Code of Ethics of the Distributor. Foreside Financial Group, LLC Code of Ethics which is was filed as an Exhibit to
Registrant’s Post-Effective Amendment No. 61 dated January 11, 2018, is hereby incorporated by reference.

(iii)
Code of Ethics of the Adviser. Independent Franchise Partners LLP Code of Ethics, which was filed as an Exhibit to
Registrant’s Post-Effective Amendment No. 72 dated January 28, 2019, is hereby incorporated by reference.

Item 29. Control Persons. None.
Item 30. Indemnification.
Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and director’s and officer’s liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.
Item 31. Business and Other Connections of Investment Adviser.
Independent Franchise Partners, LLP, Level 1, 10 Portman Square, London, W1H 6AZ, United Kingdom, is registered as an investment adviser. Additional information about the adviser and its officers is incorporated by reference, respectively, to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-70126. Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.
Item 32. Principal Underwriter.
(a) Foreside Financial Services, LLC (f/k/a/ BHIL Distributors, LLC) (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.13D Activist Fund, Series of Northern Lights Fund Trust
2.2nd Vote Funds
3.A3 Alternative Credit Fund
4.AAMA Equity Fund, Series of Asset Management Fund
5.AAMA Income Fund, Series of Asset Management Fund
6.Advisers Investment Trust
7.AltShares Trust
8.BMO Funds, Inc.
9.BMO LGM Frontier Markets Equity Fund
10.Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
11.Bow River Capital Evergreen Fund

12.Conversus StepStone Private Markets
13.Cook & Bynum Funds Trust
14.Datum One Series Trust
15.Diamond Hill Funds
16.Driehaus Mutual Funds
17.Emles Trust
18.Engine No. 1 ETF Trust
19.FlowStone Opportunity Fund
20.Inspire 100 ETF, Series of Northern Lights Fund Trust IV
21.Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV
22.Inspire Faithward Large Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
23.Inspire Faithward Mid Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
24.Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
25.Inspire International ESG ETF, Series of Northern Lights Fund Trust IV
26.Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV
27.Inspire Tactical Balanced ESG ETF, Series of the Northern Lights Fund Trust IV
28.Pax World Funds Series Trust
29.Pax World Funds Series Trust III
30.Praxis Mutual Funds
31.Primark Private Equity Investments Fund
32.Rimrock Funds Trust
33.SA Funds – Investment Trust
34.Sequoia Fund, Inc.
35.Simplify Exchange Traded Funds
36.Siren ETF Trust
37.Zacks Trust
(b) The following are the Officers and Manager of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c) Not applicable.
Item 33. Location of Accounts and Records.
Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 50 S. LaSalle St., Chicago, IL 60603; and/or by the Registrant’s administrator, transfer agent, fund accounting agent and custodian, The Northern Trust Company, 50 S. LaSalle St., Chicago, IL 60603; the Registrant’s compliance and financial control services service provider, Foreside Fund Officer Services, LLC, located at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230; the Registrant’s distributor, Foreside Financial Services, LLC (formerly known as BHIL Distributors, LLC), 3 Canal Plaza, Suite 100, Portland, Maine 04101; and Independent Franchise Partners, LLP, Level 1, 10 Portman Square, London, W1H 6AZ, United Kingdom for certain records of the Independent Franchise Partners US Equity Fund.
Item 34. Management Services. Not applicable.
Item 35. Undertakings. None

SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, State of Illinois, on the 27th day of January, 2022.
Advisers Investment Trust
By:	/s/ Barbara J. Nelligan Barbara J. Nelligan, President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature		Title	Date
/s/ Barbara J. Nelligan Barbara J. Nelligan		President (Principal Executive Officer)	January 27, 2022
Robert Gordon Robert Gordon *		Trustee	January 27, 2022
D’Ray Moore D’Ray Moore*		Trustee	January 27, 2022
Steven R. Sutermeister Steven R. Sutermeister*		Trustee	January 27, 2022
Michael M. Van Buskirk Michael M. Van Buskirk*		Trustee	January 27, 2022
/s/ Troy A. Sheets Troy A. Sheets		Treasurer (Principal Financial Officer)	January 27, 2022
By:	/s/ Barbara J. Nelligan Barbara J. Nelligan, as Attorney-in-Fact
*
Pursuant to Power of Attorney.

EXHIBIT INDEX
1.	Third Amended and Restated Agreement and Declaration of Trust dated September 16, 2021	Exhibit (a)(ii)
2.	Novation of Distribution Agreement between the Registrant, on behalf of the Fund advised by Independent Franchise Partners, LLP and Foreside Financial Services, LLC	Exhibit (e)(iv)
3.	Legal Consent	Exhibit (i)(ii)
4.	Auditor’s Consent	Exhibit (j)(i)